33

भारतीय गैर न्यायिक

एक सौ रुपये

Rs. 100

रु. 100

ONE HUNDRED RUPEES

सत्यमेव जयते

भारत INDIA

INDIA NON JUDICIAL

महाराष्ट्र MAHARASHTRA ◑ 2022 ◑ 29AA 366718

प्रधान मुद्रांक कार्यालय, मुंबई
प.मु.वि.क. 6000014
15 NOV 2022
सक्षम अधिकारी

श्री दि. क. गवई

NOTARY
G. PANDYA
MUMBAI
REGD. NO. 612
MAHARASHTRA

DEED OF ASSIGNMENT

THIS DEED OF ASSIGNMENT is made at Mumbai on this 12th day of December 2022 between **REACHNET CABLE SERVICES PRIVATE LIMITED**, a company incorporated under the provisions of the Companies Act, 1956, having its registered office at Crescent Towers, 1st Floor, 229, A.J.C. Bose Road, Kolkata - 700020 (hereinafter referred to as the **'Assignor'**, which expression shall unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors-in-interest and assigns) of the **First Part;**

REACHNET CABLE SERVICES PVT. LTD.

LYTUS TECHNOLOGIES PRIVATE LIMITED

Assignment

NOTARY
NIMISH G. PANDYA
GREATER MUMBAI
REGD. NO. 612
GOVT. OF MAHARASHTRA

7 DEC 2022

जोडपत्र -२ Annexure - II

दस्ताचा प्रकार	DECLARATION
दस्त नोंदणी करणार आहेत का	YES/NO
मिळकतीचे वर्णन -	
मुद्रांक विकत घेणाऱ्याचे नाव	Lytus Technologies Private Limited 1210, ONE BKC, C Wing, Bandra-Kurla Complex, Mumbai 400051
दुसऱ्या पक्षकाराचे नाव	
हस्ते असल्यास त्यांचे नाव व पत्ता	
मुद्रांक शुल्क रक्कम	
मुद्रांक विक्री नोंद वही अनु. क्रमांक/दिनांक	
मुद्रांक विकत घेणाऱ्याची सही	
मुद्रांक विक्रेत्याची सही	

परवाना क्रमांक: ८०००९३ सागर जगन्नाथ माने
मुद्रांक विक्रीचे ठिकाण/पत्ता: मंत्रालय बँक मोरा शाखा, मुंबई
दि महाराष्ट्र मंत्रालय अँड अलाईड ऑफिसेसर्स को. ऑप. बँक लि.
मंत्रालय - ४०० ०३२.

ज्या कारणासाठी ज्यांनी मुद्रांक खरेदी केला त्यांनी त्या कारणासाठी मुद्रांक खरेदी केल्यापासून ६ महिन्यात वापरणे बंधनकारक आहे.

7 DEC 2022

AND

LYTUS TECHNOLOGIES PRIVATE LIMITED, a Company incorporated in India under provisions of the Companies Act, 2013 having its Registered Office at Office A-21, 1st Floor, Ghyanshyam Industrial Estate, Off Veera Desai Road, Andheri West Mumbai 400053 (hereinafter referred to as the **'Assignee'** which expression shall unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors-in-interest and assigns) of the **Second Part**

WHEREAS:

1. The Assignor had entered into an Agreement for Acquisition dated 11th August 2022 upon such terms and conditions as more particularly stated therein. Hereto annexed as **Annexure –1** is a copy of the said Agreement for Acquisition dated 11th August 2022.

2. The Assignor and the Assignee have entered into a Final Addendum to modify dated 11th December 2022, whereby the Assignor has agreed to assign its right, title, interest in the said Agreement for Acquisition dated 11th August 2022 to the Assignee on such terms and conditions as more specifically stated therein.

3. The Assignor represents, warrants and covenants with the Assignee that:

   (a) the Assignor has not entered into any agreement, arrangement or understanding with any third party nor has it assigned or created any third -party rights with respect to the Agreement for Acquisition dated 11th August 2022 nor done any act whereby it is prevented or injuncted from assigning its right, title, interest and claims therein to the Assignee;

NIMISH G. PANDYA
GREATER MUMBAI
REGD. NO. 612
GOVT. OF MAHARASHTRA

(b) the Assignor now has a good right, full power and absolute authority to assign its right, title and interest in and to the Agreement for Acquisition dated 11th August 2022 to the Assignee in the manner set out herein.

4. It is agreed between the Assignor and the Assignee that, in consideration of the payments already made by the Assignee to the Assignor under the Agreement To Acquire Customer Lists dated 20th June 2019 (read with all the addendums including the final addendum dated 11th December 2022) and in consideration of the Assignee agreeing to fulfil the Assignor's obligation for payment of the balance consideration as set out in the Agreement For Acquisition dated 11th August 2022 (**Annex. A**), the Assignor has agreed to assign the entire benefits and the obligations, under the Agreement For Acquisition dated 11th August 2022, in favor of the Assignee.

NOW THIS DEED WITNESSES that in consideration of the covenants as stated hereinabove the Assignor does hereby grant, assign and convey to the Assignee all its beneficial right, title, claim and interest in the said Agreement for Acquisition dated 11th August 2022 **TO HAVE** AND **TO HOLD** the same unto the Assignee absolutely.

AND, the covenants, representations and warranties as stated hereinabove and in the said Agreement For Acquisition dated 11th August 2022, shall form an integral part of this assignment and are valid as on date.

AND, without prejudice to the rights of the Assignee as such Assignee and with a view to claim the right, title and interest under the said Agreement for Acquisition dated 11th August 2022, the Assignor does hereby appoint the Assignee as its Attorney or agent to do all other acts and things as could have been done by the

REACHNET CABLE SERVICES PVT. LTD.

LYTUS TECHNOLOGIES PRIVATE LIMITED

Assignor in respect of the said Agreement for Acquisition dated 11th August 2022.**AND THE ASSIGNOR** confirms that it has relinquished all its right, title, interest and claim under the said Agreement for Acquisition dated 11th August 2022 and/or any other agreements, deeds, writings not specifically mentioned herein and further confirms that it has now no right, title interest or claim of any nature whatsoever in respect of the same.

AND THE ASSIGNOR CONFIRMS that in the light of the Assignor having decided to assign the benefits of the "Agreement For Acquisition" dated 11th August 2022 to the Assignee, the entire benefit of the acquisition of the 51% shares (with nominee) and the benefit of the controlling rights (mentioned in clause 6 of the MOU dated 1st April 2022) shall continue to enure to the benefit of the Assignees herein, as if the Assignees were party to the said MOU and all the subsequent agreements.

NIMISH G. PANDYA
GREATER MUMBAI
REGD. NO. 612
GOVT. OF MAHARASHTRA

IN WITNESS WHEREOF the parties have put their hands the day and year first hereinabove written.

SIGNED AND DELIVERED	)	For Reachnet Cable Services Private Limited
by the withinnamed Assignor	)	
REACHNET CABLE SERVICES	)	
PRIVATE LIMITED	)	Director / Authorised Signatory
through its authorized representative	)	
Mr.		
by virtue of Board resolution	)	
dated	)	
in the presence of:	)	
1.	)	
2.	)	

REACHNET CABLE SERVICES PVT. LTD.

LYTUS TECHNOLOGIES PRIVATE LIMITED

SIGNED AND DELIVERED	)
by the withinnamed Assignee	)
LYTUS TECHNOLOGIES	)
PRIVATE LIMITED	)
through its authorized	)
representative	)
Mr.	)
by virtue of Board resolution	)
dated	)
in the presence of:	)
1.	)
2.	)

For LYTUS TECHNOLOGIES PRIVATE LIMITED

Director / Authorised Signatory

NOTARIAL NOTARIAL NOTARIAL NOTARIAL

NOTARY
NIMISH G. PANDYA
GREATER MUMBAI
REGD. NO. 612
GOVT. OF MAHARASHTRA

NOTARY
NIMISH G. PANDYA
GREATER MUMBAI
REGD. NO. 612
GOVT. OF MAHARASHTRA

BEFORE ME

NIMISH G. PANDYA
Advocate High Court & Notary
1210-A, C-Wing, ONE B.K.C.,
G-Block Bandra Kurla Complex,
Bandra (East), Mumbai - 400 051
Sr. No: 53 Date: 16/12/2022